ACQUISITIONS	12 Months Ended
Dec. 31, 2018
ACQUISITIONS
ACQUISITIONS

5.   ACQUISITIONS

CMC Exploration Assets

On March 28, 2018, the Company acquired 100% of the Canadian exploration assets of CMC, including the Kirkland Lake and Hammond Reef gold projects (the “CMC Exploration Assets”) by way of an asset purchase agreement (the “CMC Purchase Agreement”) dated December 21, 2017. On the closing of the transactions relating to the CMC Purchase Agreement, Agnico acquired all of Yamana's indirect 50% interest in the CMC Exploration Assets, giving Agnico Eagle 100% ownership of the CMC Exploration Assets.

Pursuant to the CMC Purchase Agreement, the effective consideration for the CMC Exploration Assets after the distribution of the sale proceeds by CMC to its shareholders totaled $162.5 million in cash paid at closing.

The acquisition was accounted for by the Company as an asset acquisition and transaction costs associated with the acquisition totaling $2.9 million were capitalized to the mining properties acquired in addition to the purchase price allocation set out below.

The following table sets out the allocation of the purchase price to assets acquired and liabilities assumed, based on management’s estimates of fair value:

Total purchase price:
Cash paid for acquisition	$162,479
Total purchase price to allocate	$162,479
Fair value of assets acquired and liabilities assumed:
Mining properties	$161,242
Plant and equipment	2,423
Reclamation provision	(1,186)
Net assets acquired	$162,479

Santa Gertrudis Project

On November 1, 2017, the Company acquired 100% of the issued and outstanding shares of Animas Resources Ltd. ("Animas"), a wholly-owned Canadian subsidiary of GoGold Resources Inc ("Go Gold") by way of a subscription and share purchase agreement (the "Animas Agreement") dated September 5, 2017. On the closing of the transactions relating to the Animas Agreement, Animas owned a 100% interest in the Santa Gertrudis exploration project located in Sonora, Mexico, indirectly, through three wholly-owned Mexican subsidiaries.

Pursuant to the Animas Agreement, consideration for the acquisition of shares of Animas totaled $80.0 million less a working capital adjustment of $0.4 million, comprised of $72.0 million in cash payable at closing and the extinguishment of a $7.5 million loan advanced to GoGold on the date of the Animas Agreement that bore interest at a rate of 10% per annum.  The principle amount of the loan, along with all accrued interest, was repaid upon closing of the Animas Agreement by way of a set-off against the purchase price.

In connection with the transaction, GoGold was granted a 2.0% net smelter return royalty on production from the Santa Gertrudis project, 50% of which may be repurchased by the Company at any time for $7.5 million.

The acquisition was accounted for by the Company as an asset acquisition and transaction costs associated with the acquisition totaling $0.9 million were capitalized to the mining properties acquired in addition to the purchase price allocation set out below.

The following table sets out the allocation of the purchase price to assets acquired and liabilities assumed, based on management’s estimates of fair value:

Total purchase price:
Cash paid for acquisition	$71,999
Loan obligation set-off	7,621
Total purchase price to allocate	$79,620
Fair value of assets acquired and liabilities assumed:
Mining properties	$79,201
Cash and cash equivalents	10
Other current assets	1,214
Accounts payable and accrued liabilities	(805)
Net assets acquired	$79,620